                                                                    EXHIBIT 10.1

                               EIGHTH AMENDMENT TO
                      GENERAL CREDIT AND SECURITY AGREEMENT

         THIS AGREEMENT, dated and effective as of August 30, 2000 between
SPECTRUM Commercial Services, a division of Lyon Financial Services, Inc., a
Minnesota Corporation, having its mailing address and principal place of business at Two Appletree Square, Suite 415, Bloomington, Minnesota 55425
(herein called Lender" or "SCS"), and Appliance Recycling Centers of America,
Inc., a Minnesota corporation, having the mailing address and principal place of business at 7400 Excelsior Boulevard, Minneapolis, MN 55426,(herein called
"Borrower"), amends that certain General Credit and Security Agreement dated
August 30, 1996, ("Credit Agreement") as amended. Where the provisions of this
Agreement conflict with the Credit Agreement, the intent of this Agreement shall control.

         1. The definition of "Maturity Date" appearing in Paragraph 2 is amended in its entirety to read as follows:

                  "Maturity Date" shall mean AUGUST 30, 2001, provided, however, that the then current Maturity Date shall be extended by
                  succeeding periods of 12 calendar months without notice to or action by either Borrower or Lender, provided further however, that such extension shall not occur if: (i) Lender has
                  notified Borrower of an Event of Default that has occurred and is continuing, or (ii) this Agreement has previously
                  terminated as provided in the paragraph entitled
                  "Termination", or (iii) Lender has, in its sole and absolute discretion, demanded payment of amounts owed hereunder, or
                  (iv) Borrower or Lender have notified the other of the
                  intention not to renew at least sixty days prior to the then current Maturity Date and thereafter no extension shall occur.

         2. Paragraph 23 is amended in its entirety to read as follows:

                  TERMINATION. Subject to automatic termination of Borrower's ability to obtain additional Advances under this Agreement upon the occurrence of any Event of Default specified in
                  Paragraphs 20(d), (e), (f) or (g) and to Lender's right to terminate Borrower's ability to obtain additional Advances under this Agreement upon the occurrence of any other Event of
                  Default or upon demand, this Agreement shall have a term
                  ending on the Termination Date provided, however, that
                  Borrower may terminate this Agreement at any earlier time upon sixty days prior written notice and will incur no prepayment fee or charge thereafter. On the Termination Date, all
                  obligations arising under this Agreement shall become
                  immediately due and payable without further notice or demand.
                  Lender's rights with respect to outstanding Obligations owing on or prior to the Termination Date will not be affected by termination and all of said rights including (without
                  limitation) Lender's Security Interest in the Collateral
                  existing on such Termination Date or acquired by Borrower
                  thereafter, and the requirements of this Agreement that
                  Borrower furnish schedules and confirmatory assignments of
                  Receivables and Inventory and turn over to Lender all full and partial payments thereof shall continue to be operative until all such Obligations have been duly satisfied.

         3. Paragraph 23 is amended in its entirety to read as follows

                  INTEREST. Borrower agrees to pay interest on the outstanding principal amount of the Note, at the close of each day at a fluctuating rate per annum (computed on the basis of actual number of days elapsed and a year of 360 days) which is at all times equal to One and three-quarters percent (1.75%) in
                  excess of the Prime Rate; each change in such fluctuating rate caused by a change in the Prime Rate to occur simultaneously with the change in the Prime Rate; provided, however, that (i)
                  in no event shall the interest rate in effect hereunder at any time be less than 10% per annum; and (ii) interest payable hereunder with respect to each calendar month shall not be less than $14,000.00 regardless of the amount of loans,
                  Advances or other credit extensions that actually may have been outstanding during the month. Interest accrued through the last day of each month will be due and payable to Lender on the next Monthly Payment Date. Interest shall also be
                  payable on the Maturity Date or on any earlier Termination
                  Date. Interest accrued after the Maturity Date or earlier
                  Termination Date shall be payable on Demand. Interest may be charged to Borrower's loan account as an Advance at Lender's option, whether or not Borrower then has the right to obtain an Advance pursuant to the terms of this Agreement.
                  Notwithstanding the foregoing, after an Event of Default, this
                  Note shall bear interest until paid at 5% per annum in excess of the rate otherwise then in effect, which rate shall
                  continue to vary based on further changes in the Prime Rate;
                  provided, however, that after an Event of Default, (i) in no event shall the interest rate in effect hereunder at any time be less than 15% per annum; and (ii) interest payable
                  hereunder with respect to each calendar month shall not be less than $20,300.00 regardless of the amount of loans,
                  Advances or other credit extensions that actually may have been outstanding during the month. The undersigned also shall pay the holder of this Note a late fee equal to 10% of any payment under this Note that is more than 10 days past due.

         4. The definition of "Borrowing Base" appearing in Paragraph 2 is respectively amended in their entirety to read as follows:

                  "Borrowing Base" shall mean the sum of (i) Eighty percent
                  (80%) of the net amount of Eligible Receivables or such
                  greater or lesser percentage as Lender, in its sole
                  discretion, shall deem appropriate, plus (ii) the lesser of
                  (x) Two Hundred Fifty Thousand and No/100ths Dollars
                  ($250,000) or (y) Twenty Five percent (25%) of the net amount of Eligible Inventory (excluding Eligible Whirlpool Inventory and Eligible Scratch and Dent Inventory), or such greater or lesser dollars and/or percentage as Lender, in its sole
                  discretion, shall deem appropriate, plus (iii) the lesser of
                  (x) Five Hundred Thousand and No/100ths Dollars ($500,000) or
                  (y) Fifty percent (50%) of the net amount of Eligible Scratch and Dent Inventory, or such greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem
                  appropriate, plus (iv) the lesser of (x) Four Million and
                  No/100ths Dollars ($4,000,000) or (y) Eighty percent (80%) of the net amount of Eligible Whirlpool Inventory, or such
                  greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem appropriate, provided however, that notwithstanding the dollar limits contained in
                  subsections (ii) - (iv) above, that the total aggregate amount available under subsections (ii) - (iv) shall in no event
                  exceed Four Million and No/100ths Dollars ($4,000,000), or such greater or lesser dollars as Lender, in its sole
                  discretion, shall deem appropriate.

         5. The fixed component of the Loan Administration Fee referred to in paragraph 17(g) which was originally specified at $1,000 per quarter is amended to be $3,000 per quarter hereafter.

         6. The final sentence of paragraph 7c shall be deleted and replaced with the following:
                  The net amount received by Lender as proceeds arising from the sale or other disposition of Collateral and/or the receipt of all other funds will be credited by Lender to Borrower's loan account (subject to final collection thereof) after allowing three Business Days for the collection of checks and other instruments.

         7. The Guaranty hereof provided by Edward R. Cameron is hereby released completely and his name will be deleted from the definition of Guarantor contained in Paragraph 2.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SPECTRUM COMMERCIAL SERVICES                 APPLIANCE RECYCLING CENTERS
                                              OF AMERICA, INC.

By /s/ Steven I. Lowenthal                 By /s/ Edward R. Cameron
Steven I. Lowenthal, Senior Vice President     Its President

                    FIFTH AMENDED AND RESTATED REVOLVING NOTE

$5,000,000.00                                                    August 30, 2000
                                                          Bloomington, Minnesota

FOR VALUE RECEIVED, the undersigned, APPLIANCE RECYCLING CENTERS OF AMERICA,
INC. promises to pay to the order of SPECTRUM COMMERCIAL SERVICES, a division of
Lyon Financial Services, Inc., a Minnesota corporation, (the "Lender") at its office in Bloomington, Minnesota, or at such other place as any present or future holder of this Note may designate from time to time, the principal sum of
(i) Five Million and 00/100 Dollars ($5,000,000.00), or (ii) the aggregate unpaid principal amount of all advances and/or extensions of credit made by the
Lender to the undersigned pursuant to this Note as shown in the records of any present or future holder of this Note, whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year, at an annual rate equal to One and three-quarters percent (1.75%) per annum in excess of the Prime Rate of Norwest
Bank Minnesota, NA, and that shall change when and as said Prime Rate shall change; provided, however, that (i) in no event shall the interest rate in effect hereunder at any time be less than 10% per annum; and (ii) interest payable hereunder with respect to each calendar month shall not be less than
$14,000 regardless of the amount of loans, advances or other credit extensions that actually may have been outstanding during the month.. Interest is due and payable on the first day of each month and at maturity. The term "Prime Rate"
means the rate established by Norwest Bank in its sole discretion from time to time as its Prime or Base Rate, and the undersigned acknowledges that Norwest
Bank and/or Lender may lend to its customers at rates that are at, above or below the Prime Rate. Notwithstanding the foregoing, after an Event of Default, this Note shall bear interest until fully paid at 5% per annum in excess of the rate otherwise then in effect, which rate shall continue to vary based on further changes in the Prime Rate; provided, however, that after an Event of
Default, (i) in no event shall the interest rate in effect hereunder at any time be less than 15% per annum; and (ii) interest payable hereunder with respect to each calendar month shall not be less than $20,300 regardless of the amount of loans, advances or other credit extensions that actually may have been outstanding during the month. The undersigned also shall pay the holder of this
Note a late fee equal to 10% of any payment under this Note that is more than 10 days past due.

All interest, principal, and any other amounts owing hereunder are due on August
30, 2001 or earlier UPON DEMAND by Lender or any holder hereof, and Lender specifically reserves the absolute right to demand payment of all such amounts at any time, with or without advance notice, for any reason or no reason whatsoever. Lender's right to make such demand is not exclusive and Lender may coincidentally or separately from such demand make further demand for payment pursuant to the terms hereof (including but not limited to upon the occurrence of an Event of Default), and further, amounts may become due hereunder without a demand by Lender.

All or any part of the unpaid balance of this Note may be prepaid at any time, provided however, that if Borrower provide Lender with 60 days advance notice thereof. At the option of the then holder of this Note, any payment under this
Note may be applied first to the payment of other charges, fees and expenses under this Note and any other agreement or writing in connection with this Note, second to the payment of interest accrued through the date of payment, and third to the payment of principal. Amounts may be advanced and readvanced under this
Note at the Lender's sole and absolute discretion, provided the principal balance outstanding shall not exceed the amount first above written. Neither the
Lender nor any other person has any obligation to make any advance or readvance under this Note.

The occurrence of any of the following events shall constitute an Event of
Default under this Note: (i) any default in the payment of this Note; or (ii)
any other default under the terms of any now existing or hereafter arising debt, obligation or liability of any maker, endorser, guarantor or surety of this Note or any other person providing security for this Note or for any guaranty of this
Note, including, but not limited to, that certain General Credit and Security
Agreement dated August 30, 1996 as it may have been subsequently amended and/or restated; or (iii) the insolvency (other than the insolvency of the undersigned), death dissolution, liquidation, merger or consolidation of any such maker, endorser, guarantor, surety or other person; or (iv) any appointment of a receiver, trustee or similar officer of any property of any such maker, endorser, guarantor, surety or other person; or (v) any assignment for the benefit of creditors of any such maker, endorser, guarantor, surety or other person; or (vi) any commencement of any proceeding under any bankruptcy, insolvency, dissolution, liquidation or similar law by or against any such maker, endorser, guarantor, surety or other person, provided however, that if such a proceeding is commenced against the maker hereof or any Guarantor on an involuntary basis, then only if such action is not dismissed within 60 days of first being filed; or (vii) the sale, lease or other disposition (whether in one transaction or in a series of transactions) to one or more persons of all or a substantial part of the assets of any such maker, endorser, guarantor, surety or other person; or (viii) any such maker, endorser, guarantor, surety or other person takes any action to revoke or terminate any agreement, liability or security in favor of the Lender; or (ix) the entry of any judgment or other order for the payment of money in the amount of $10,000.00 or more against any such maker, endorser, guarantor, surety or other person which judgment or order is not discharged or stayed in a manner acceptable to the then holder of this
Note within 10 days after such entry; or (x) the issuance or levy of any writ, warrant, attachment, garnishment, execution or other process against any property of any such maker, endorser, guarantor, surety or other person; or (xi)
the attachment of any tax lien to any property of any such maker, endorser, guarantor, surety or other person which is other than for taxes or assessments not yet due and payable; or (xii) any statement, representation or warranty made by any such maker, endorser, guarantor, surety or other person (or any representative of any such maker, endorser, guarantor, surety or other person)
to any present or future holder of this Note at any time shall be false, incorrect or misleading in any material respect when made; or (xiii) there is a material adverse change in the condition (financial or otherwise), business or property of any such maker, endorser, guarantor, surety or other person. Upon the occurrence of an Event of Default and at any time thereafter while an Event of Default is continuing, the then holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become due and payable for the entire unpaid principal balance of this
Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

         The undersigned: (i) waives demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; (ii) agrees to promptly provide all present and future holders of this Note from time to time with financial statements of the undersigned and such other information respecting the financial condition, business and property of the undersigned as any such holder of this Note may reasonably request, in form and substance acceptable to such holder of this Note; (iii) agrees that when or at any time after this Note becomes due the then holder of this note may offset or charge the full amount owing on this note against any account then maintained by the undersigned with such holder of this Note without notice; (iv) agrees to pay on demand all fees, costs and expenses of all present and future holders of this
Note in connection with this Note and any security and guaranties for this Note, including but not limited to audit fees and expenses and reasonable attorneys'
fees and legal expenses, plus interest on such amounts at the rate set forth in this Note; and (v) consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to this Note or any security of guaranty for this
Note, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by the undersigned against the Lender or any other present or future holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued (at the sole option of
Lender or the

holder hereof) in either the District Court of Dakota or Hennepin County,
Minnesota, or the United States District Court, District of Minnesota. Interest
on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder. The maker agrees that, if it brings any action or proceeding arising out of or relating to this Agreement, it shall bring such action or proceeding in the District Court of Hennepin County, Minnesota.

No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. The undersigned, if more than one, shall be jointly and severally liable under this
Note, and the term "undersigned," wherever used in this Note, shall mean the undersigned or any one or more of them. This Note shall bind the undersigned and the successors and assigns of the undersigned. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota.

This Note amends and restates, but does not repay, that certain Third Amended and Restated Revolving Note dated as of July 12, 1999 made by the undersigned payable to the order of Lender in the original principal amount of
$2,000,000.00.

THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED
HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE.
THE UNDERSIGNED ALSO AGREES THAT COMPLIANCE BY ANY PRESENT OR FUTURE HOLDER OF
THIS NOTE WITH THE EXPRESS PROVISIONS OF THIS NOTE SHALL CONSTITUTE GOOD FAITH
AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

                                    APPLIANCE RECYCLING CENTERS
                                      OF AMERICA, INC.

                                    By /s/ Edward R. Cameron
                                       -----------------------------------------
                                          Edward R. Cameron
                                          President